Exhibit 10.1

FIFTH AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the “Amendment”) is made effective as of the 30th day of June, 2010, by and among IMPAX LABORATORIES, INC., a Delaware corporation (“Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION successor by merger to WACHOVIA BANK, NATIONAL ASSOCIATION (together with its successors and assigns, “Bank”).

BACKGROUND

A. Pursuant to that certain Amended and Restated Loan and Security Agreement dated December 15, 2005 by and between Borrower and Bank (as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated October 14, 2008, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated December 31, 2008, that certain Third Amendment to Amended and Restated Loan and Security Agreement dated March 31, 2009, that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated March 12, 2010 and as the same may hereafter be further amended, modified, supplemented or restated from time to time, being referred to herein as the “Loan Agreement”), Bank agreed, inter alia, to amend and restate an existing revolving line of credit in the maximum principal amount of Thirty-Five Million Dollars ($35,000,000.00).

B. Borrower has requested and Bank has agreed to amend the Loan Agreement in accordance with the terms and conditions contained herein.

C. All capitalized terms contained herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

1. Termination Date. The reference to “June 30, 2010” contained in the definition of “Termination Date” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with “September 30, 2010”.

2. Amendment/References. The Loan Agreement and the Loan Documents are hereby amended to be consistent with the terms of this Amendment. All references in the Loan Agreement and the Loan Documents to (a) the “Loan Agreement” shall mean the Loan Agreement as amended hereby; and (b) the “Loan Documents” shall include this Amendment and all other instruments or agreements executed pursuant to or in connection with the terms hereof.

3. Release. Borrower acknowledges and agrees that it has no claims, suits or causes of action against Bank and hereby remises, releases and forever discharges Bank, their officers, directors, shareholders, employees, agents, successors and assigns, and any of them, from any claims, suits or causes of action whatsoever, in law or at equity, which Borrower has or may have arising from any act, omission or otherwise, at any time up to and including the date of this Amendment.

4. Additional Documents; Further Assurances. Borrower covenants and agrees to execute and deliver to Bank, or to cause to be executed and delivered to Bank contemporaneously herewith, at the sole cost and expense of Borrower, the Amendment and any and all documents, agreements, statements, resolutions, searches, insurance policies, consents, certificates, legal opinions and information as Bank may require in connection with the execution and delivery of this Amendment or any documents in connection herewith, or to further evidence, effect, enforce or protect any of the terms hereof or the rights or remedies granted or intended to be granted to Bank herein or in any of the Loan Documents, or to enforce or to protect Bank’s interest in the Collateral. All such documents, agreements, statements, etc., shall be in form and content acceptable to Bank in its sole discretion. Borrower hereby authorizes Bank to file, at Borrower’s cost and expense, financing statements, amendments thereto and other items as Bank may require to evidence or perfect Bank’s continuing security interest and liens in and against the Collateral. Borrower agrees to join with Bank in notifying any third party with possession of any Collateral of Bank’s security interest therein and in obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Bank. Borrower will cooperate with Bank in obtaining control with respect to Collateral consisting of deposit accounts, investment property, letter-of-credit rights and electronic chattel paper.

5. Further Agreements and Representations. Borrower does hereby:

(a) ratify, confirm and acknowledge that the statements contained in the foregoing Background are true and complete and that, as amended hereby, the Loan Agreement and the other Loan Documents are in full force and effect and are valid, binding and enforceable against Borrower and its assets and properties, all in accordance with the terms thereof, as amended;

(b) covenant and agree to perform all of Borrower’s obligations under the Loan Agreement and the other Loan Documents, as amended;

(c) acknowledge and agree that as of the date hereof, Borrower has no defense, set-off, counterclaim or challenge against the payment of any of the Obligations or the enforcement of any of the terms of the Loan Agreement or of the other Loan Documents, as amended;

(d) acknowledge and agree that all representations and warranties of Borrower contained in the Loan Agreement and/or the other Loan Documents, as amended (including, without limitation as modified by the amendments set forth on Schedule A hereto), are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof,

(e) represent and warrant that no Default or Event of Default exists;

(f) covenant and agree that Borrower’s failure to comply with any of the terms of this Amendment or any other instrument or agreement executed or delivered in connection herewith, shall constitute an Event of Default under the Loan Agreement and each of the other Loan Documents; and

(g) acknowledge and agree that nothing contained herein, and no actions taken pursuant to the terms hereof, are intended to constitute a novation of the Note, the Loan Agreement or of any of the other Loan Documents and does not constitute a release, termination or waiver of any existing Event of Default or of any of the liens, security interests, rights or remedies granted to the Bank in any of the Loan Documents, which liens, security interests, rights and remedies are hereby expressly ratified, confirmed, extended and continued as security for all of the Obligations.

Borrower acknowledges and agrees that Bank is relying on the foregoing agreements, confirmations, representations and warranties of Borrower and the other agreements, representations and warranties of Borrower contained herein in agreeing to the amendments contained in this Amendment.

6. Fees, Cost, Expenses and Expenditures. Borrower will pay all of Bank’s reasonable, out-of-pocket expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including without limitation, fees, disbursements, expenses and disbursements of counsel retained by Bank and all fees related to filings, recording of documents, searches, environmental assessments and appraisal reports, whether or not the transactions contemplated hereunder are consummated.

7. No Waiver. Nothing contained herein constitutes an agreement or obligation by Bank to grant any further amendments to the Loan Agreement or any of the other Loan Documents. Nothing contained herein constitutes a waiver or release by Bank of any Event of Default or of any rights or remedies available to Bank under the Loan Documents or at law or in equity.

8. Inconsistencies. To the extent of any inconsistencies between the terms and conditions of this Amendment and the terms and conditions of the Loan Agreement or the other Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Agreement and other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrower.

9. Binding Effect. This Amendment, upon due execution hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to conflict of law principles.

11. Severability. The provisions of this Amendment and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

12. Modifications. No modification of this Amendment or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

13. Headings. The headings of the Articles, Sections, paragraphs and clauses of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

14. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which together shall constitute the same agreement.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed the day and year first above written.

IMPAX LABORATORIES, INC.

By:/s/ Arthur A. Koch, Jr.
Name/Title: SVP — CFO

WELLS FARGO BANK, NATIONAL
ASSOCIATION, Successor By Merger To
WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Margaret A. Byrne
Margaret A. Byrne/Director

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